                               COURIER CORPORATION
                             COURIER-CITIZEN COMPANY
                             COURIER COMPANIES, INC.
                      COURIER DELAWARE HOLDING CORPORATION
                    COURIER FOREIGN SALES CORPORATION LIMITED
                         COURIER INVESTMENT CORPORATION
                           COURIER KENDALLVILLE, INC.
                            COURIER PROPERTIES, INC.
                             COURIER STOUGHTON, INC.
                             COURIER WESTFORD, INC.
                           NATIONAL PUBLISHING COMPANY
                             COURIER NEW MEDIA, INC.
                              BOOK-MART PRESS, INC.


                                                 Dated as of: February 27, 1998


State Street Bank and Trust Company,
  Individually and as Agent
225 Franklin Street
Boston, Massachusetts 02110

BankBoston, N.A.
100 Federal Street
Boston, Massachusetts  02110

        Re: Amendment No. 2 To Revolving Credit Agreement
            ---------------------------------------------

Ladies and Gentlemen:

        We refer to the Revolving Credit Agreement, dated as of March 18, 1997 (the "Agreement"), among COURIER CORPORATION, COURIER-CITIZEN COMPANY, COURIER COMPANIES, INC., COURIER DELAWARE HOLDING CORPORATION, COURIER FOREIGN SALES CORPORATION LIMITED, COURIER INVESTMENT CORPORATION, COURIER KENDALLVILLE, INC., COURIER PROPERTIES, INC., COURIER STOUGHTON, INC., COURIER WESTFORD, INC., NATIONAL PUBLISHING COMPANY, COURIER NEW MEDIA, INC. and BOOK-MART PRESS, INC. (each a "Borrower" and collectively the "Borrowers"), STATE STREET BANK AND TRUST COMPANY, in its capacity as a Bank ("SSB"), BANKBOSTON, N.A. (f/k/a The First National Bank of Boston), in its capacity as a Bank ("BKB"; and together with SSB, the "Banks"), and STATE STREET BANK AND TRUST COMPANY, in its capacity as agent for the Banks (the "Agent").

        Terms used in this letter of agreement (this "Amendment") which are not defined herein, but which are defined in the Agreement, shall have the same respective meanings herein as therein.

        We have requested you to make certain amendments to the Agreement. You have advised us that you are prepared and would be pleased to make the amendments so requested by us on the condition that we join with you in this Amendment.

        Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment, and fully intending to be legally bound by this Amendment, we hereby agree with you as follows:

                                    ARTICLE I

                             AMENDMENTS TO AGREEMENT

        Effective February 27, 1998, the Agreement is amended as follows:

        (a) The term "Borrowers" shall, wherever used in the Agreement or any of the other Loan Documents, be deemed to also mean and include The Home School, Inc., a [Massachusetts] corporation ("Home School"). It is the express understanding and intention of the parties hereto that Home School shall hereafter be entitled to make borrowings in accordance with the terms and conditions of the Agreement, and shall hereafter be bound, on a joint and several basis, by all of the terms and conditions of the Agreement, and all of the Obligations of the Borrowers under (and as defined in) the Agreement, as if it was an original signatory thereto, including, without limitation, the representations, warranties and covenants contained therein and the obligation to repay all amounts owing under the Agreement and the Notes in accordance with the respective terms thereof.

        (b) The term "Loan Documents" shall, wherever used in the Agreement or any of the other Loan Documents, be deemed to also mean and include Amendment No. 2 to Revolving Credit Agreement, dated as of February 27, 1998, among the Borrowers, the Banks, and the Agent.

        (c) Section 5.29 of the Agreement is amended to read in its entirety as follows:

        "5.29 CAPITAL EXPENDITURES. The Borrowers shall not make any Capital Expenditures in excess of (i) $11,000,000 in the aggregate in the fiscal year ending September 26, 1998 and (ii) $9,000,000 in the aggregate in any fiscal year thereafter."

        (d) EXHIBIT A to the Agreement is amended by adding Home School as a Borrower and signatory thereto.

                                   ARTICLE II

                       AMENDMENT TO REVOLVING CREDIT NOTES

        Effective on February 27, 1998, the Revolving Credit Notes are amended as set forth in the Allonges attached hereto as ANNEX 1 and ANNEX 2.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

        The Borrowers jointly and severally represent and warrant to you as follows:

        (a) REPRESENTATIONS IN AGREEMENT. Each of the representations and warranties made by the Borrowers to you in the Agreement was true, correct and complete when made and is true, correct and complete on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrowers on the date hereof and in this Amendment (except to the extent that such representations and warranties relate expressly to an earlier date).

        (b) NO DEFAULTS OR EVENTS OF DEFAULT. No Event of Default, or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, exists on the date of this Amendment (after giving effect to all of the arrangements and transactions contemplated by this Amendment).

        (c) BINDING EFFECT OF DOCUMENTS. This Amendment has been duly executed and delivered to you by the Borrowers and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrowers contained herein constitute the joint and several, and legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms.

                                   ARTICLE IV

                                  MISCELLANEOUS

        This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Agreement and each of the Loan Documents shall remain unmodified, and the Agreement and each of the Loan Documents, as amended and supplemented by this Amendment, are confirmed as being in full force and effect.

        If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment and return such counterpart to the undersigned, together with the signed Allonges in the form of ANNEX 1 and ANNEX 2, duly executed and certified authorizing resolutions, an officer's certificate to which are attached the charter documents, bylaws and good standing certificate of The Home School, Inc., and a favorable legal opinion from your counsel, whereupon this Amendment, as so accepted by you, shall become a binding agreement among you and the undersigned.
                                            Very truly yours,

                                            THE BORROWERS:

                                            COURIER CORPORATION


                                            By: /s/ Robert P. Story, Jr.
                                                --------------------------------
                                                Title:  Sr. VP & CFO

                                            COURIER CITIZEN COMPANY


                                            By: /s/ Robert P. Story, Jr.
                                                --------------------------------
                                                Title:  Sr. VP & CFO

                                            COURIER COMPANIES, INC.


                                            By: /s/ Robert P. Story, Jr.
                                                --------------------------------
                                                Title: Treasurer

                                            COURIER DELAWARE HOLDING CORPORATION


                                            By: /s/ William L. Lampe, Jr.
                                                --------------------------------
                                                Title: Vice President, Treasurer




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

                                       COURIER FOREIGN SALES CORPORATION LIMITED


                                       By: /s/ Robert P. Story, Jr.
                                           -------------------------------------
                                           Title: President

                                       COURIER INVESTMENT CORPORATION


                                       By: /s/ Robert P. Story, Jr.
                                           -------------------------------------
                                           Title: Treasurer

                                       COURIER KENDALLVILLE, INC.


                                       By: /s/ Robert P. Story, Jr.
                                           -------------------------------------
                                           Title: Treasurer

                                       COURIER PROPERTIES, INC.


                                       By: /s/ Robert P. Story, Jr.
                                           -------------------------------------
                                           Title: Treasurer

                                       COURIER STOUGHTON, INC.


                                       By: /s/ Robert P. Story, Jr.
                                           -------------------------------------
                                           Title: Treasurer

                                       COURIER WESTFORD, INC.


                                       By: /s/ Robert P. Story, Jr.
                                           -------------------------------------
                                           Title: Treasurer

                                       NATIONAL PUBLISHING COMPANY


                                       By: /s/ Robert P. Story, Jr.
                                           -------------------------------------
                                           Title: Asst. Treasurer

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

                                            COURIER NEW MEDIA, INC.


                                            By: /s/ Robert P. Story, Jr.
                                                --------------------------------
                                                Title: Treasurer

                                            BOOK-MART PRESS, INC.


                                            By: /s/ Robert P. Story, Jr.
                                                --------------------------------
                                                Title: Treasurer

                                            THE HOME SCHOOL, INC.


                                            By: /s/ Robert P. Story, Jr.
                                                --------------------------------
                                                Title: Treasurer


        The foregoing Amendment is hereby accepted by the undersigned as of February 27, 1998.

                                            THE BANKS:

                                            STATE STREET BANK AND TRUST COMPANY


                                            By: /s/ F. Andrew Beise
                                                --------------------------------
                                                Title:  V.P.


                                            BANKBOSTON, N.A. (f/k/a The First
                                            National Bank of Boston)


                                            By: /s/ William N. Latham
                                                --------------------------------
                                                Title: Vice President




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

                                            THE AGENT:

                                            STATE STREET BANK AND TRUST COMPANY


                                            By: /s/ F. Andrew Beise
                                                --------------------------------
                                                Title: V.P.

                                                                         ANNEX 1

                        ALLONGE TO REVOLVING CREDIT NOTE


$15,000,000.00                                    Dated as of: February 27, 1998

        This Allonge is made by COURIER CORPORATION, COURIER-CITIZEN COMPANY, COURIER COMPANIES, INC., COURIER DELAWARE HOLDING CORPORATION, COURIER FOREIGN SALES CORPORATION LIMITED, COURIER INVESTMENT CORPORATION, COURIER KENDALLVILLE, INC., COURIER PROPERTIES, INC., COURIER STOUGHTON, INC., COURIER WESTFORD, INC., NATIONAL PUBLISHING COMPANY, COURIER NEW MEDIA, INC., BOOK-MART PRESS, INC., and THE HOME SCHOOL, INC. (collectively, the "Borrowers"), to that certain Revolving Credit Note dated March 18, 1997, in the face amount of $10,000,000 (as amended by that certain Allonge dated July 22, 1997, the "Note"), executed and delivered by the Borrowers to BankBoston, N.A., f/k/a The First National Bank of Boston, (the "Bank") pursuant to the terms of a Revolving Credit Agreement, dated as of March 18, 1997, among the Borrowers, the Bank, and State Street Bank and Trust Company, Individually and as Agent (as amended, the "Loan Agreement").

        Effective on the day and year first above written, The Home School, Inc. shall be added as a Borrower and signatory to the Note, and shall hereafter be bound, on a joint and several basis, by all of the terms and conditions contained therein.

        The Borrowers hereby confirm their joint and several promise to pay as set forth in the Note, and all other terms and conditions of the Note, as modified by this Allonge.

        All capitalized terms used herein but not defined herein shall have the same meaning as set forth in the Note.

        This Allonge shall become part of the Note, and although it is the intent of the parties that this Allonge be affixed to the Note, this Allonge shall continue in full force and effect even if it has not been so affixed.







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

        Executed as a sealed instrument as of the date first above written.

                                                  THE BORROWERS:

WITNESS:                                          COURIER CORPORATION


/s/ Lee Cochrane                                  By: /s/ Robert P. Story, Jr.
----------------------                                --------------------------
Title: Treasurer                                      Title: Sr. VP & CFO



WITNESS:                                          COURIER CITIZEN COMPANY


/s/ Lee Cochrane                                  By: /s/ Robert P. Story, Jr.
----------------------                                --------------------------
Title: Treasurer                                      Title: Sr. VP & CFO


WITNESS:                                          COURIER COMPANIES, INC.


/s/ Lee Cochrane                                  By: /s/ Robert P. Story, Jr.
----------------------                                --------------------------
Title: Asst. Treasurer                                Title: Treasurer


WITNESS:                                          COURIER DELAWARE HOLDING
                                                  CORPORATION


/s/ George Q. Nichols                             By: /s/ William L. Lampe, Jr.
----------------------                                --------------------------
Title: President                                      Title: Vice President,
                                                             Treasurer


WITNESS:                                          COURIER FOREIGN SALES
                                                  CORPORATION LIMITED


/s/ Lee Cochrane                                  By: /s/ Robert P. Story, Jr.
----------------------                                --------------------------
Title: Treasurer                                      Title: President


WITNESS:                                          COURIER INVESTMENT CORPORATION


/s/ Lee Cochrane                                  By: /s/ Robert P. Story, Jr.
----------------------                                --------------------------
Title: Asst. Treasurer                                Title: Treasurer


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

WITNESS:                                          COURIER KENDALLVILLE, INC.


/s/ Lee Cochrane                                  By: /s/ Robert P. Story, Jr.
----------------------                                --------------------------
Title: Asst. Treasurer                                Title: Treasurer


WITNESS:                                          COURIER PROPERTIES, INC.


/s/ Lee Cochrane                                  By: /s/ Robert P. Story, Jr.
----------------------                                --------------------------
Title: Asst. Treasurer                                Title: Treasurer


WITNESS:                                          COURIER STOUGHTON, INC.


/s/ Lee Cochrane                                  By: /s/ Robert P. Story, Jr.
----------------------                                --------------------------
Title: Asst. Treasurer                                Title: Treasurer


WITNESS:                                          COURIER WESTFORD, INC.


/s/ Lee Cochrane                                  By: /s/ Robert P. Story, Jr.
----------------------                                --------------------------
Title: Asst. Treasurer                                Title: Treasurer


WITNESS:                                          NATIONAL PUBLISHING COMPANY


/s/ Lee Cochrane                                  By: /s/ Robert P. Story, Jr.
----------------------                                --------------------------
Title: Asst. Treasurer                                Title: Asst. Treasurer


WITNESS:                                          COURIER NEW MEDIA, INC.


/s/ Lee Cochrane                                  By: /s/ Robert P. Story, Jr.
----------------------                                --------------------------
Title: Asst. Treasurer                                Title: Treasurer


WITNESS:                                          BOOK-MART PRESS, INC.


/s/ Lee Cochrane                                  By: /s/ Robert P. Story, Jr.
----------------------                                --------------------------
Title: Asst. Treasurer                                Title: Treasurer


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                                      -10-

WITNESS:                                          THE HOME SCHOOL, INC.


/s/ Lee Cochrane                                  By: /s/ Robert P. Story, Jr.
----------------------                                --------------------------
Title: Asst. Treasurer                                Title: Treasurer

                                                                         ANNEX 2

                        ALLONGE TO REVOLVING CREDIT NOTE


$15,000,000.00                                    Dated as of: February 27, 1998

        This Allonge is made by COURIER CORPORATION, COURIER-CITIZEN COMPANY, COURIER COMPANIES, INC., COURIER DELAWARE HOLDING CORPORATION, COURIER FOREIGN SALES CORPORATION LIMITED, COURIER INVESTMENT CORPORATION, COURIER KENDALLVILLE, INC., COURIER PROPERTIES, INC., COURIER STOUGHTON, INC., COURIER WESTFORD, INC., NATIONAL PUBLISHING COMPANY, COURIER NEW MEDIA, INC., BOOK-MART PRESS, INC., and THE HOME SCHOOL, INC. (collectively, the "Borrowers"), to that certain Revolving Credit Note dated March 18, 1997, in the face amount of $10,000,000 (as amended by that certain Allonge dated July 22, 1997, the "Note"), executed and delivered by the Borrowers to State Street Bank and Trust Company (the "Bank"), pursuant to the terms of a Revolving Credit Agreement, dated as of March 18, 1997, among the Borrowers, BankBoston, N.A., f/k/a The First National Bank of Boston, and State Street Bank and Trust Company, Individually and as Agent (as amended, the "Loan Agreement").

        Effective on the day and year first above written, The Home School, Inc. shall be added as a Borrower and signatory to the Note, and shall hereafter be bound, on a joint and several basis, by all of the terms and conditions contained therein.

        The Borrowers hereby confirm their joint and several promise to pay as set forth in the Note, and all other terms and conditions of the Note, as modified by this Allonge.

        All capitalized terms used herein but not defined herein shall have the same meaning as set forth in the Note.

        This Allonge shall become part of the Note, and although it is the intent of the parties that this Allonge be affixed to the Note, this Allonge shall continue in full force and effect even if it has not been so affixed.








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                                      -12-

        Executed as a sealed instrument as of the date first above written.

                                          THE BORROWERS:

WITNESS:                                  COURIER CORPORATION


/s/ Lee Cochrane                          By: /s/ Robert P. Story, Jr.
----------------------                        ---------------------------------
Title: Treasurer                              Title: Sr. VP & CFO


WITNESS:                                  COURIER CITIZEN COMPANY


/s/ Lee Cochrane                          By: /s/ Robert P. Story, Jr.
----------------------                        ---------------------------------
Title: Treasurer                              Title: Sr. VP & CFO

WITNESS:                                  COURIER COMPANIES, INC.


/s/ Lee Cochrane                          By: /s/ Robert P. Story, Jr.
----------------------                        ---------------------------------
Title: Asst. Treasurer                        Title: Treasurer


WITNESS:                                  COURIER DELAWARE HOLDING
                                          CORPORATION


/s/ George Q. Nichols                     By: /s/ William L. Lampe, Jr.
----------------------                        ---------------------------------
Title: President                              Title: Vice President & Treasurer

WITNESS:                                  COURIER FOREIGN SALES
                                          CORPORATION LIMITED


/s/ Lee Cochrane                          By: /s/ Robert P. Story, Jr.
----------------------                        ---------------------------------
Title: Treasurer                              Title: President


WITNESS:                                  COURIER INVESTMENT CORPORATION


/s/ Lee Cochrane                          By: /s/ Robert P. Story, Jr.
----------------------                        ---------------------------------
Title: Asst. Treasurer                        Title: Treasurer



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                                      -13-

WITNESS:                                  COURIER KENDALLVILLE, INC.


/s/ Lee Cochrane                          By: /s/ Robert P. Story, Jr.
----------------------                        ---------------------------------
Title: Asst. Treasurer                        Title: Treasurer


WITNESS:                                  COURIER PROPERTIES, INC.


/s/ Lee Cochrane                          By: /s/ Robert P. Story, Jr.
----------------------                        ---------------------------------
Title: Asst. Treasurer                        Title: Treasurer


WITNESS:                                  COURIER STOUGHTON, INC.


/s/ Lee Cochrane                          By: /s/ Robert P. Story, Jr.
----------------------                        ---------------------------------
Title: Asst. Treasurer                        Title: Treasurer


WITNESS:                                  COURIER WESTFORD, INC.


/s/ Lee Cochrane                          By: /s/ Robert P. Story, Jr.
----------------------                        ---------------------------------
Title: Asst. Treasurer                        Title: Treasurer


WITNESS:                                  NATIONAL PUBLISHING COMPANY


/s/ Lee Cochrane                          By: /s/ Robert P. Story, Jr.
----------------------                        ---------------------------------
Title: Asst. Treasurer                        Title: Asst. Treasurer


WITNESS:                                  COURIER NEW MEDIA, INC.


/s/ Lee Cochrane                          By: /s/ Robert P. Story, Jr.
----------------------                        ---------------------------------
Title: Asst. Treasurer                        Title: Treasurer


WITNESS:                                  BOOK-MART PRESS, INC.


/s/ Lee Cochrane                          By: /s/ Robert P. Story, Jr.
----------------------                        ---------------------------------
Title: Asst. Treasurer                        Title: Treasurer



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                                      -14-

WITNESS:                                  THE HOME SCHOOL, INC.


/s/ Lee Cochrane                          By: /s/ Robert P. Story, Jr.
----------------------                        ---------------------------------
Title: Asst. Treasurer                        Title: Treasurer

































                                      -15-